PROSPECTUS Dated                                                                                                                                            Pricing Supplement No. 1
January 17, 2006                                                                                                                                                     January 30, 2006

                                                                                   U.S. $18,000,000,000                                                               Rule 424 (b) (3)
                                                                                                                                                                               Registration Statement
                                                                     FORD MOTOR CREDIT COMPANY                                                No. 333-131062

                                                                VARIABLE DENOMINATION FLOATING
                                                                               RATE DEMAND NOTES

                                                                   --------------------------------------------------

                                                                                Interest Rate Per Annum
                                                                                  -------------------------------

Period            Tier One Notes        Tier Two Notes          Tier Three Notes
Beginning      Under $15,000          $15,000-$49,999          $50,000 and over
--------------     -------------------          --------------------           ----------------------
1/30/2006             4.91%                          5.06%                            5.21%